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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 17, 2002
                (DATE OF EARLIEST EVENT REPORTED: JUNE 17, 2002)

                          COMMISSION FILE NUMBER 1-4874


                               EL PASO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                   1-14365             76-0568816
 (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)          NUMBER)           IDENTIFICATION NO.)



                                EL PASO BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (713) 420-2600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 7. Exhibits

     (c) Exhibits


     Exhibit Number    Description

     99.1 Slide presentation accompanying meetings held the week of June 17, 2002.

Item 9. Regulation FD Disclosure

During the week of June 17, 2002, we participated in meetings discussing our sale of shares of our common stock and our equity security units. Attached as
Exhibit 99.1 is a slide presentation used at various meetings with investors. It is not filed, but furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.


Because this presentation was in the form of a slide presentation, the text on each page of the presentation was kept to a minimum to facilitate visual communication and to emphasize the major points of our plan. The presentation materials are also currently available on our website, http://www.elpaso.com, in the section marked "For Investors".



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EL PASO CORPORATION



                                       By:   /s/ JEFFREY I. BEASON
                                          ------------------------------
                                                Jeffrey I. Beason
                                          Senior Vice President and Controller
                                            (Principal Accounting Officer)


Date: June 17, 2002



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                                  EXHIBIT INDEX





EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Slide presentation accompanying meetings held the week of
                  June 17, 2002.